CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the use in the Prospectus constituting part of the Registration Statement on Form SB-2, Amendment No. 3, to be filed by Alpha Resources, Inc. of our Auditors' Opinion dated March 11, 1999, accompanying the Financial Statements of Alpha Resources, Inc. as of December 31, 1998 and 1997, and to the use of our name under the caption "Experts" in the Prospectus.


Pender Newkirk & Company
Certified Public Accountants
Tampa, Florida
August 6, 1999